NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS PROMISSORY NOTE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

PRESSURE BIOSCIENCES, inc.

amendment number 1 to october 26, PROMISSORY NOTE

Original Principal: US$2,000,000	Original Issue Date: October 26, 2016

Amendment No. 1
Principal: US$3,000,000	Amendment No. 1 Issue Date: May 2, 2017

WHEREAS, PRESSURE BIOSCIENCES, INC., a corporation incorporated under the laws of the Commonwealth of Massachusetts and located at 14 Norfolk Avenue, South Easton, MA 02375 (the “Company”) previously issued a Promissory Note (the “Original Note”) on October 26, 2016 (the “Original Issue Date”), in favor of__, an individual residing at (the “Holder”) for the principal sum of Two Million United States Dollars (US$2,000,000);

WHEREAS, pursuant to oral agreements, the Holder provided Revolver Advances of $250,000 to the Company on March 23, 2017 and $250,000 on May 2, 2017, with such Revolver Advances, when combined with all other previous Revolver Advances pursuant to the Original Note, aggregating to a principal sum of Two Million Five Hundred Thousand United States Dollars (US$2,500,000) (the “March and May Advances”);

WHEREAS, the Company and the Holder wish to clarify that the March and May Advances were requested and made pursuant to a planned amendment to the Original Note; and

WHEREAS, the Company and the Holder wish to amend the Original Note with such amendment having an issue date of May 2, 2017 (this “Amendment Number 1”) and the Original Note having the Original Issue Date.

NOW, THEREFORE, in consideration of, among other things, the premises, representations, respective covenants and agreements contained herein, each party hereby agrees to the following:

1.	Capitalized terms used, but not defined, herein, shall have the meanings ascribed to such terms in the Original Note.

2.	In consideration for entering into this Amendment Number 1, the Company agrees to issue to the Holder 500,000 restricted shares of the Company’s common stock within seven (7) Business Days of May 2, 2017.

3.	The definition of Principal Amount in the Original Note is changed to Three Million United States Dollars (US$3,000,000).

4.	The definition of Trigger Date in Section 1(c)(i) of the Original Note is changed to “July 25, 2017 (such date, the “Trigger Date”);”.

5.	Section 4 of the Original Note is replaced in its entirety and shall read as follows:

a.	4. Qualified Offering. On or prior to May 9, 2017, the Holder shall inform the Company its request to be repaid in cash, on the closing of the Qualified Offering, an exact amount (up to $1,000,000) of the outstanding balance of the Note (principal and interest). The repayment shall be made from the proceeds of the Qualified Offering within five (5) Business Days from the closing of the Qualified Offering. Any portion of the Note not repaid in cash from the proceeds of the Qualified Offering shall be entirely repaid (including principal and interest) via the conversion, on the closing of the Qualified Offering, into unregistered Series S convertible preferred stock of the Company at a purchase price that is eighty percent (80%) of the purchase price of the securities sold by the Company in connection with the Qualified Offering and unregistered warrants in like form to the warrants issued in the Qualified Offering (except that the warrants issued to the Holder will have a cashless exercise provision) equal to _% (the same percentage of warrant coverage issued in the Qualified Offering) of the stock underlying the Series S on an as-converted basis, at an exercise price equal to eighty percent (80%) of the exercise price of the warrants issued in the Qualified Offering.

6.	The definition of Exercise Price in Section 5(b) of the Original Note is changed to “with an exercise price of the lower of (i) forty cents ($0.40) or (ii) the per share purchase price of the shares of common stock sold in the Qualified Offering (the “Exercise Price”).”

7.	A new Section 13(l) is added to the Original Note as follows:

a.	(l) Conflict between This Note and Warrants. In the case of any conflict between this Note and the warrants issued pursuant to Section 5(b) of this Note, the terms of this Note shall govern. For the avoidance of doubt, irrespective of the exercise price listed in Section 1(b) of the warrants issued pursuant to Section 5(b) of this Note, the Exercise Price of such warrants shall be as defined in this Note.

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8.	All other terms and conditions of the Original Note shall remain in full force and effect, including, for the avoidance of doubt, the Company’s obligation to pay a Warrant Fee pursuant to Section 5(b) within seven business days of the date upon which the Holder makes a principal advance to the Company.

9.	This Amendment Number 1 may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Amendment Number 1 may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

[Signature page follows]

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IN WITNESS WHEREOF, this Amendment Number 1 has been executed and delivered on the Amendment No. 1 Issue Date specified above.

COMPANY:

PRESSURE BIOSCIENCES, INC.

By:
Name:	Richard T. Schumacher
Title:	President and CEO

HOLDER:

[signature page to Amendment Number 1]

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